-1- Exhibit 10.3 AMENDMENT AND WAIVER This Amendment and Waiver (this “Amendment”) is made and entered into as of July 23, 2025 by and among Sadot Group Inc., a Nevada corporation (the “Borrower”) and (the “Lender”). WHEREAS, the Lender acknowledges that the Company is seeking to engage in a public offering with ThinkEquity LLC as underwriter which is expected to close in June 2025 (the “Subsequent Financing”); WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 3, 2024 (as amended and in effect from time to time, including any replacement agreement therefor, the “Purchase Agreement”), among the Company and the Lender, the Lender has extended credit to the Borrower as evidenced by certain Senior Secured Convertible Promissory Notes in the aggregate principal amount of $ issued by the Borrower to the Lender (together with any notes issued in exchange therefor or replacement thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Note”); WHEREAS, the Borrower and the Lender desire to amend the Note to, among other things (i) extend the Maturity Date from December 4, 2025 until December 31, 2025, (ii) agree to use the proceeds of any subsequent financings to pay down the aggregate principal and accrued but unpaid interest and other amounts due and payable under the Note (“Prepayment Provision”), (iii) waive the provision of Section 12(d) of the Note in connection with the grant of a Prepayment Provision to Target Capital 12, LLC on the same terms as set forth herein and the payments using the net proceeds of the Public Offering to be made to Target Capital 1, LLC, as holder of that certain Promissory Note dated October 22, 2024, and Jennifer Black, as holder of that certain Promissory Note dated October 22, 2024, reducing the principal and/or interest therein (the “Prepayment Waiver”), (iv) waive the provisions of Section 4 of the Note in connection with the consummation of an underwritten public offering of its equity securities at any time after the Issuance Date of the Note (the “Fundamental Transaction Waiver”) and (v) waive the provisions of Sections 12(a), (b) and (d) of the Note and Section 4.18 of the Purchase Agreement, to the extent applicable, in connection with the issuance of (x) that certain Promissory Note dated June 20, 2025 in the principal amount of $239,416 issued to 1800 Diagonal Lending LLC (the “Diagonal Note”) and (y) that certain Promissory Note dated June 20, 2025 in the principal amount of $114,784 issued to Boot Capital LLC (the “Boot Capital Note” and together with the Diagonal Note, the “June 2025 Notes”), and the transactions contemplated thereby (the “2025 June Note Waiver”). NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement and the Note. This Amendment shall constitute a Transaction Document for all purposes of the Purchase Agreement, the Note and the other Transaction Documents.

-2- 2. Extension of the Maturity Date of the Note. The reference in the introductory paragraph of the Note to December 4, 2025 as the “Maturity Date” is hereby amended such that the Maturity Date of the Note shall be December 31, 2025. 3. Amendment to Section 2(b)(ii) of the Note. The definition of Conversion Price in the Note shall be amended and restated as follows: “Conversion Price” means, as of any Conversion Date or other date of determination, the per share price paid by investors in the Subsequent Financing, subject to adjustment as provided herein.” 4. Conversion Limitation. Section 2(d) of the Note is hereby amended to add the following paragraph: “Notwithstanding any other provision of this Note, the conversion of this Note into shares of the Company's Common Stock shall be limited such that, at the time of conversion, the total number of shares of Common Stock issued upon such conversion, when aggregated with all other shares of Common Stock issued upon conversion of the Notes or Other Notes, shall not exceed 19.9% of the total number of shares of Common Stock outstanding immediately prior to the issuance of the Note (the "Nasdaq Conversion Cap"), unless the Company has obtained prior stockholder approval (“Stockholder Approval”) or such approval is not required under the applicable rules of The Nasdaq Stock Market LLC ("Nasdaq Rules"). If a conversion would result in the issuance of shares exceeding the Nasdaq Conversion Cap, the portion of the Note that would result in such excess issuance shall remain outstanding and unconverted until such time as the conversion complies with the Nasdaq Conversion Cap or stockholder approval is obtained, as applicable. The Company shall promptly notify the Holder in writing if a conversion is restricted pursuant to this Section.” 5. Shareholder Approval for Conversion Cap: Section 13(h) is hereby added to the Note in its entirety as follows: “The Company shall use its best efforts to obtain, prior to the Maturity Date, Stockholder Approval in accordance with applicable laws and the rules of the principal trading market or exchange on which the Company’s common stock is listed, to permit the conversion of this Note into a number of shares of the Company’s common stock that exceeds the Nasdaq Conversion Cap. The Company shall include a proposal for the Stockholder Approval at its next annual or special meeting of shareholders, and shall recommend to its shareholders that such proposal be approved. In the event Stockholder Approval is not obtained, the Company shall continue to seek such approval at each subsequent annual or special meeting of shareholders until such approval is obtained or the Note is fully repaid or converted within the limits of the Nasdaq Conversion Cap. The Holder shall have the right to convert this Note into shares of common stock up to the Nasdaq Conversion Cap until the Stockholder Approval is obtained, and upon receipt of such approval, the Holder may convert the Note into shares in excess of the Nasdaq Conversion Cap, subject to the terms and conditions of this Note. 6. Prepayments. Section 13(i) is hereby added to the Note in its entirety as follows: “(h) Prepayments. Upon completion of the Subsequent Financing, then the Company shall use the net proceeds from the Subsequent Financing to repay the then-outstanding principal amount of this Note in an amount of $ . Further, commencing on September 30, 2025 and continuing on a monthly basis thereafter, the Company will repay the then-outstanding principal amount of this Note in an amount of $ (the “Monthly Payment”); provided, however, upon repayment in full of the Promissory Note payable by the Company to Target Capital 1, LLC dated October 22, 2024 (the “October 2024 Note Termination”), the Monthly Payment will be increased

-3- to $ . Each Monthly Payment will be made no later than the 30th day of each month provided that if the 30th day is a weekend or a holiday, the Monthly Payment shall be made on the following Business Day. 7. Amendment to Section 3(a)(v) of the Note. Section 3(a)(v) of the Note is hereby amended and restated in its entirety as follows: “the Company’s failure to pay to the Holder any amount of Principal, Late Charges, Redemption Price, Monthly Payment or other amounts when and as due under this Note or any other Transaction Document, except, in the case of a failure to pay Late Charges when and as due, in which case only if such failure continues for a period of at least an aggregate of five (5) Business Days;” 8. Repayment from Future Capital Raises. Section 13(j) is hereby added to the Note in its entirety as follows: “13(j) Repayment from Future Capital Raises. The Company agrees that, upon the closing of any future capital raise (whether through the issuance of equity, debt, or other securities, excluding any capital raised through the exercise of existing warrants or options as of the date of this Note), excluding the Subsequent Financing, it shall allocate and apply percent ( %) of the net proceeds received from such capital raise to the repayment of the outstanding principal and accrued interest owed under this Note, which percentage will be increased to percent ( %) upon the October 2024 Note Termination. Such repayment shall be made within ten (10) Business Days following the receipt of such proceeds. This obligation shall continue until the entire outstanding balance of the Note, including principal and accrued interest, is fully repaid or converted in accordance with the terms herein.” 9. Amendment to Section 3(a)(vi) of the Note. Section 3(a)(vi) of the Note is hereby amended and restated in its entirety as follows: any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries other than with respect to (i) this Note or any Other Notes or with respect to the monthly payments required to be made to or pursuant to the Amendment and Waiver entered into as of the date hereof and (ii) payments required to be made under the June 2025 Notes. 10. Amendment to Section 4.18 of the Purchase Agreement. Section 4.18 of the Purchase Agreement shall be amended and restated as follows: Most Favored Nation. From the date hereof and for so long as any securities issued under this Agreement (or any securities underlying the securities) remain outstanding, the Company shall not enter into any agreement for the sale or issuance of convertible debt to any individual or entity (an “Other Investor”) that provides such Other Investor with rights, terms, or benefits that are more favorable in any material respect than those granted to the Lead Investor under this Agreement, without offering the Lead Investor such more favorable rights, terms, or benefits. In the event the Company intends to offer such more favorable rights, terms, or benefits to any Other Investor, it shall promptly provide written notice to the Lead Investor (the “MFN Notice”), which shall include reasonable detail of such more favorable terms and any related agreements. The Lead Investor shall have the right, exercisable by written notice to the Company within ten (10) calendar days of receipt of the MFN Notice, to receive the benefit of such more favorable terms, which shall automatically amend this Agreement and any securities held by the Lead Investor to incorporate such more favorable terms. If the Lead Investor elects to accept such terms, the Company and the Lead Investor agree to execute such documentation as may be reasonably necessary to effectuate the amendment of this Agreement and the securities, including the physical exchange of securities if required.

-4- Notwithstanding the foregoing, this clause shall not apply to any issuance described in the definition of “Exempt Issuance” set forth in this Agreement or any subsequent financing with terms that are not materially more favorable to the Other Investor than those provided to the Lead Investor. 11. Amendment to the definition of Exempt Issuance under Section 1.1 of the Purchase Agreement. The definition of Exempt Issuance under Section 1.1 of the Purchase Agreement shall be amended to add subsection (d) and (e) as follows: (d) the sale of common stock, warrants, units or similar equity securities, inclusive of warrants issued to the underwriter or placement agent, as the case may be including, but not limited to, the sale of such aforementioned securities in the Subsequent Financing or (e) the issuance of the 2025 June Notes or the issuance of Common Stock upon conversion of such notes. 12. Variable Rate Transaction. From the date hereof until the Note is paid in full, the Borrower shall be prohibited from effecting or entering into an agreement to effect any issuance by the Borrower of any securities involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Borrower (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Borrower or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at the market offering”, whereby the Borrower may issue securities at a future determined price, regardless of whether securities pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided, however, it specifically excludes and does not mean the June 2025 Notes and issuance of any shares of Common Stock upon the conversion thereof. 13. Confirmation of Consent; Waiver. The Lender hereby confirms their consent with respect to the Subsequent Financing under the applicable provisions of the Purchase Agreement, the Note for the Prepayment Waiver and the Fundamental Transaction Waiver and each of the Purchase Agreement and the Note for the 2025 June Note Waiver, as applicable. 14. Lock-Up. The Lender agrees that, without the prior written consent of the Borrower, the undersigned will not, during the period commencing on the date hereof and ending 90 days after the date hereof (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any share of common stock of the Borrower (the “Common Shares”) or any securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any

-5- right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Borrower in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Subsequent Offering; provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned or a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the Lender is a corporation, partnership, limited liability company or other business entity, (i) any transfers of Lock-Up Securities to another corporation, partnership or other business entity that controls, is controlled by or is under common control with the undersigned or (ii) distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), (d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Borrower a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made; (f) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 or Section 16(a) of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and (g) the transfer of Lock-Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Shares involving a change of control (as defined below) of the Borrower after the closing of the Subsequent Offering and approved by the Borrower’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the Lender shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (f) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Borrower. The Lender also agrees and consents to the entry of stop transfer instructions with the Borrower’s transfer agent and registrar against the transfer of the Lender’s Lock- Up Securities except in compliance with this section. 15. Voidance Upon Failure of Subsequent Financing. This Amendment shall be void and of no effect if the Subsequent Financing with does not close by July 18, 2025.

-6- 16. Not a Novation. This Agreement is a modification only and not a novation. This Agreement is to be considered attached to the Note and made a part thereof. 17. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Borrower and the Lender of counterpart signatures to this Amendment duly executed and delivered by both parties. 18. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Purchase Agreement, the Note or the other Transaction Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Purchase Agreement, the Note or the other Transaction Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Purchase Agreement, the Note or the other Transaction Documents. 19. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Amendment. 20. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. [Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written. SADOT GROUP INC. By: Name: Title: [ ] By: Name: Title